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
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                            WFMBS MORTGAGE LOAN POOL

                       20-YEAR THROUGH 30-YEAR FIXED RATE

                            NON-RELOCATION MORTGAGES

                              WFMBS SERIES 2001-04

                            POOL PROFILE (1/17/2001)

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                                                     --------------------      --------------------
                                                             BID                    TOLERANCE
                                                     --------------------      --------------------
     AGGREGATE PRINCIPAL BALANCE                            $680,000,000                (+/- 5.00%)

     MORTGAGE LOAN CUTOFF DATE                                  1-Feb-01
     INTEREST RATE RANGE                                6.000% - 10.500%
     GROSS WAC                                                     8.34%               (+/- 5 Bps%)
     WEIGHTED AVERAGE SERVICE FEE                                 25 bps
     MASTER SERVICING FEE                                        1.7 bps
     WAM (in months)                                                 357              (+/- 2 month)

     WALTV                                                           75%              (maximum 82%)

     CALIFORNIA %                                                    34%              (maximum 35%)
     SINGLE LARGEST ZIP CODE CONCENTRATION                            2%              (maximum  5%)

     AVERAGE LOAN BALANCE                                       $380,000         (maximum $395,000)
     LARGEST INDIVIDUAL LOAN BALANCE                          $1,100,000       (maximum $2,000,000)

     CASH-OUT REFINANCE %                                            13%             (maximum  18%)

     PRIMARY RESIDENCE %                                             95%              (minimum 85%)

     SINGLE-FAMILY DETACHED %                                        90%              (minimum 80%)

     FULL DOCUMENTATION %                                            89%              (minimum 80%)

     PREPAYMENT PENALTY %                                             0%               (maximum 3%)

     UNINSURED > 80% LTV %                                            1%               (maximum 3%)

     TEMPORARY BUYDOWNS                                               1%              (maximum  3%)




              THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                 MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                     SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                                         WFMBS MORTGAGE LOAN POOL
                                    20-YEAR THROUGH 30-YEAR FIXED RATE

                                         NON-RELOCATION MORTGAGES
                                           WFMBS SERIES 2001-04
                                           PRICING INFORMATION

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
     RATING AGENCIES                                      TBD by Wells Fargo

     PASS THRU RATE                                                    7.00%

     ASSUMED SIZE OF PRINCIPAL ONLY CLASS                              0.05%

     PRICING DATE                                                        TBD

     FINAL STRUCTURE DUE DATE                                      07-Feb-01             9:00 AM

     SETTLEMENT DATE                                               27-Feb-01

     ASSUMED SUB LEVELS                                                  AAA        3.750%
                                                                          AA        2.000%
                                                                           A        1.200%
                                                                         BBB        0.800%
                                                                          BB        0.500%
                                                                           B        0.300%

Note:  AAA Class will be rated by two rating agencies.
       AA through B Classes will be rated by one rating agency.

* SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL CLASS WILL NOT BE RATED.

* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.

     WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2001-04. THE PRINCIPAL only CERTFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.

     WFMBS CONTACTS                                   Brad Davis  (301) 846-8009
                                                      Lori Maller (301) 846-8185





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